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                         [DELOITTE & TOUCHE LETTERHEAD]

                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-91975 of Safeway Inc. on Form S-8 of our report dated May 22, 2002, appearing in this Annual Report on Form 11-K of Dominick's Finer Foods, Inc. 401(k) Retirement Plan for Non-Union Employees for the period January 1, 2001 through October 31, 2001.


/s/ Deloitte & Touche

July 1, 2002